UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 14, 2004

Partners Trust Financial Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)
001-31277 (Commission File No.)	75-2993918 (IRS Employer Identification No.)

233 Genesee Street

Utica, New York 13501
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (315) 768-3000

Item 2. Acquisition of Assets

On July 14, 2004, Partners Trust Financial Group, Inc. (the "Company") completed its acquisition of BSB Bancorp, Inc. ("BSB"), the holding company for BSB Bank & Trust Company. The Company paid approximately $135.1 million in cash and issued approximately 20,271,021 shares of common stock to former BSB shareholders as consideration for the merger. The Company obtained the cash portion of the consideration for the BSB acquisition from the net proceeds of a public offering of its shares in connection with the conversion transaction described below.

In connection with the BSB acquisition, William C. Craine was appointed Chairman of the Board of the Company and Robert W. Allen and David A. Niermeyer were appointed to the Board of Directors.

The Company's Registration Statement on Form S-4 (File No. 333-113159), as amended, sets forth additional information regarding the BSB acquisition.

Item 5.

Also on July 14, the Company reported that it had completed its "second-step conversion" from a mutual holding company to a stock holding company. In connection with the conversion, the Company sold 14,875,000 shares of common stock at $10.00 per share in its stock offering, and issued 12,873,014 shares to former minority shareholders of the Company, at an exchange ratio of 1.9502 shares of new Partners Trust stock for each minority share.

A copy of the release announcing the completion of the conversion and the BSB acquisition is attached as Exhibit 99.1.

Under Rule 12g-3(a), promulgated under the Securities and Exchange Act of 1934, the Delaware-chartered Partners Trust Financial Group, Inc. is the successor issuer to the federally-chartered Partners Trust Financial Group, Inc. The federally-chartered Partners Trust's common stock was registered under Section 12(g) of the Securities Exchange Act at the effective time of the transactions. Accordingly, the Delaware-chartered Partners Trust's common stock is deemed to be registered, by operation of law, under Section 12(g) of the Securities Exchange Act as of the closing of the transactions.

Item 7. Financial Statements and Exhibits

(a) Financial statements of the business acquired

The consolidated financial statements of BSB for the years ended December 31, 2003, 2002 and 2001 contained in its 2003 annual report on Form 10-K filed with the Securities and Exchange Commission on February 24, 2004 are incorporated herein by reference. The interim consolidated financial statements of BSB included in its Quarterly Report on Form 10-Q for the quarter ended March 31, 2004 filed with the Securities and Exchange Commission on May 10, 2004, are also incorporated herein by reference.

(b) Pro forma financial information

(i) Partners Trust Financial Group, Inc. and BSB Bancorp, Inc. Unaudited Pro Forma Combined Condensed Balance Sheet as of March 31, 2004.

(ii) Partners Trust Financial Group, Inc. and BSB Bancorp, Inc. Unaudited Pro Forma Combined Condensed Statement of Income for the year ended December 31, 2003.

(iii) Partners Trust Financial Group, Inc. and BSB Bancorp, Inc. Unaudited Pro Forma Combined Condensed Statement of Income for the three months ended March 31, 2004.

(c) Exhibits

Exhibit Description

2.1 Agreement and Plan of Merger, dated as of December 23, 2003, by and among Partners Trust Financial Group, Inc., SBU Bank, the Company, Partners Trust, MHC, and BSB Bancorp, Inc., incorporated by reference to Exhibit 2.3 to the Company's Registration Statement on Form S-1 filed with the SEC on February 27, 2004 (File No. 333-113119)

23.1 Consent of KPMG LLP

23.2 Consent of PricewaterhouseCoopers LLP

99.1 Press release, dated July 14, 2004.

PARTNERS TRUST FINANCIAL GROUP, INC.

AND BSB BANCORP, INC.

UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS

The following Unaudited Pro Forma Combined Condensed Balance Sheet combines the historical balance sheet of Partners Trust and the historical balance sheet of BSB Bancorp giving effect to the consummation of the merger on March 31, 2004, using the purchase method of accounting and giving effect to the related pro forma adjustments described in the accompanying notes to the unaudited pro forma combined condensed financial statements. The following Unaudited Pro Forma Combined Condensed Statements of Income for the year ended December 31, 2003 and the three months ended March 31, 2004 combine the historical statements of income of Partners Trust and BSB Bancorp giving effect to the merger as if the merger had become effective on the first day of the period, using the purchase method of accounting and giving effect to the related pro forma adjustments described in the accompanying notes to the Unaudited Combined Condensed Financial Statements.

The unaudited pro forma combined condensed financial statements included herein, which have been prepared in accordance with the rules prescribed by Article 11 of Regulation S-X, are presented for informational purposes only. These pro forma financial statements do not reflect any potential cost savings or revenue enhancements, and accordingly, may not be indicative of the results of future operations. No assurances can be given to the level of cost savings or revenue enhancements expected to be realized. As a result, these pro forma financial statements are not necessarily indicative of either the results of operations or financial condition that would have been achieved had the acquisition in fact occurred on the dates indicated, nor do they purport to be indicative of the results of operations or financial condition that may be achieved in the future.

Unaudited Pro Forma Combined Condensed Balance Sheet
Partners Trust Financial Group, Inc. and BSB Bancorp, Inc.
At March 31, 2004 (1)

	Partners
	Trust	Pro Forma	Partners
	Financial	Conversion	Trust		Proforma		Proforma
	Group	Adjustments (2)	As Converted	BSB Bancorp	Adjustments		Combined
Assets	(In thousands)

Cash and cash equivalents	$ 82,211	$ 131,855	$ 214,066	$ 87,776	$ (153,480)	(3)	$ 148,362
Securities available-for-sale	342,393		342,393	639,541			981,934
Securities held-to-maturity	1,262		1,262	-			1,262
Loan receivable	797,404		797,404	1,428,054	7,400	(4)	2,217,358
					(15,500)	(5)
Allowance for loan losses	(8,324)		(8,324)	(48,080)	500	(5)	(55,904)
Premises and equipment, net	16,406		16,406	14,892	(1,495)	(6)	29,803
Land and buildings held for sale	137		137	-			137
Goodwill	34,523		34,523	-	222,243	(7)	256,766
Identifiable intangible assets	3,088		3,088	-	28,731	(8)	31,819
Other assets	49,246		49,246	99,292	(4,461)	(9)	144,077

Total Assets	$ 1,318,346	$ 131,855	$ 1,450,201	$ 2,221,475	$ 83,938		$ 3,755,614

Liabilities and Shareholders' Equity

Deposits	$ 824,676		$ 824,676	$ 1,580,617	$ (2,900)	(10)	2,402,393
Borrowings	294,215		294,215	420,599	6,500	(11)	721,314
Other liabilities	19,578		19,578	18,376	12,376	(12)	51,410
					1,080	(13)
Junior subordinated obligations issued to			-
unconsolidtaed subsidiary trusts	-		-	48,202			48,202
Total liabilities	1,138,469	-	1,138,469	2,067,794	17,056		3,223,319

Shareholders' equity:
Common stock	1,422	(1,418)	4	119	(117)	(14)	6
Additional paid-in capital	64,079	145,173	209,252	47,524	173,037	(14)	429,813
Retained earnings	118,011		118,011	144,526	(144,526)	(14)	118,011
Accumulated other comprehensive
income	3,108		3,108	5,463	(5,463)	(14)	3,108
Less: Common stock held by employee
stock ownership plan	(3,966)	(11,900)	(15,866)	-	-		(15,866)
Less: Common stock acquired by recognition
and retention plan	(2,722)		(2,722)	-	-		(2,722)
Treasury stock	(55)		(55)	(43,951)	43,951	(14)	(55)
Total shareholders' equity	179,877	131,855	311,732	153,681	66,882		532,295

Total Liabilities and Shareholders' Equity	$ 1,318,346	$ 131,855	$ 1,450,201	$ 2,221,475	$ 83,938		$ 3,755,614

See notes to Unaudited Pro Forma Combined Condensed Financial Statements.

Unaudited Pro Forma Combined Condensed Income Statement
Partners Trust Financial Group, Inc. and BSB Bancorp, Inc.
For the Year Ended December 31, 2003 (1)

	Partners
	Trust
	Financial		Proforma		Proforma
	Group	BSB Bancorp	Adjustments (19), (20)		Combined
	(In thousands, except share data)
Interest income	$ 69,188	$ 114,801	$ (2,960)	(4)	$ 181,805
			776	(15)
Interest expense	22,582	42,965	733	(10), (11)	66,280
Net interest income	46,606	71,836	(2,917)		115,525
Provision for loan losses	1,100	10,088			11,188
Net interest income after provision for loan losses	45,506	61,748	(2,917)		104,337
Non-interest income	11,138	13,540			24,678
Non-interest expense	35,330	49,546	(115)	(6)	90,642
			8,083	(8)
			(2,202)	(16)
Income before income tax expense	21,314	25,742	(8,683)		38,373
Income tax expense (benefit)	7,268	8,725	(3,462)	(12)	12,531
Net income	$ 14,046	$ 17,017	$ (5,221)		$ 25,842

Earnings per share:
Basic	$ 1.04	$ 1.85			$ 0.56
Diluted	$ 1.02	$ 1.81			$ 0.55
Shares Used for Calculating:
Basic	13,531,672	9,209,058	(9,209,058)	(17)	46,281,033	(18)
Diluted	13,749,174	9,380,036	(9,380,036)	(17)	47,074,518	(18)

See notes to Unaudited Pro Forma Combined Condensed Financial Statements.

Unaudited Pro Forma Combined Condensed Income Statement
Partners Trust Financial Group, Inc. and BSB Bancorp, Inc.
For the Three Months Ended March 31, 2004 (1)

	Partners
	Trust
	Financial		Proforma		Proforma
	Group	BSB Bancorp	Adjustments (19), (20)		Combined
	(In thousands, except share data)
Interest income	$ 15,734	$ 27,587	$ (740)	(4)	$ 42,775
			194	(15)
Interest expense	4,777	10,357	183	(10), (11)	15,317
Net interest income	10,957	17,230	(729)		27,458
Provision for loan losses	-	1,620			1,620
Net interest income after provision for loan losses	10,957	15,610	(729)		25,838
Non-interest income	2,635	3,228			5,863
Non-interest expense	8,778	12,690	(29)	(6)	22,909
			2,021	(8)
			(551)	(16)
Income before income tax expense	4,814	6,148	(2,170)		8,792
Income tax expense (benefit)	1,622	2,031	(865)	(12)	2,788
Net income	$ 3,192	$ 4,117	$ (1,305)		$ 6,004

Earnings per share:
Basic	$ 0.23	$ 0.44			$ 0.13
Diluted	$ 0.23	$ 0.43			$ 0.13
Shares Used for Calculating:
Basic	13,588,719	9,329,022	(9,329,022)	(17)	46,651,407	(18)
Diluted	13,931,211	9,629,036	(9,629,036)	(17)	47,967,367	(18)

See notes to Unaudited Pro Forma Combined Condensed Financial Statements.

Notes to Unaudited Pro Forma Combined Condensed Financial Statements

(1)	Assumes that the conversion and acquisition of BSB Bancorp, Inc. were completed at March 31, 2004 for the balance sheet, and at the beginning of the period presented for the income statements.
(2)	Reflects:
	Sale of Partners Trust common stock in the conversion:		(in thousands)
	Gross proceeds		$ 148,750
	Costs of offering		(4,995)
143,755
Purchase of common stock by Partners Trust Employee Stock
		Ownership Plan with a loan by Partners Trust	(11,900)
$ 131,855

Also reflects change in par value per share as follows (in thousands):
Common
			Stock	APIC	Total
Converted to $0.0001 par value per share from $0.10
	par value per share		$ (1,420)	$ 1,420	$ -
Sale of $0.0001 par value stock in conversion, net of
	offering expenses		2	143,753	143,755
	Pro forma adjustment		$ (1,418)	$ 145,173	$ 143,755

(3)	Assumes a purchase price of $337.8 million to be paid in 60% common stock (20,270,464 shares at $10 per share) and cash ($135.1 million) paid from securities available-for-sale, along with after-tax acquisition expenses of $18.3 million.
(4)	Represents the estimated fair market value adjustment to the loan portfolio. The duration of these portfolios is assumed to be 3.5 years for mortgages, commercial loans and commercial real estate loans and 4 years for consumer loans. The adjustments are assumed to accrete on the sum-of-the-years digits method over these time periods to interest income.
(5)	Represents $15.5 million partial charge-offs on loans and a $15 million purchase accounting adjustment to the allowance for loans losses to reflect the estimated recoverable value of certain acquired loans based on Partners Trust's plans regarding ultimate recovery of those loans that are demonstrably different from the plans that had served as the basis for BSB's estimation of losses on those loans.
(6)	Represents the estimated fair market value adjustment relating to premises and equipment. The estimated average life of these assets is assumed to be
13 years. The adjustment is being amortized on a straight line basis into occupancy expenses.
(7)	Represents the estimate of the excess of the total direct acquisition costs over the estimated fair value of the net asset acquired (goodwill) based on information available as of this date. Goodwill will not be amortized but will be evaluated annually for impairment.
(8)	Represents the estimated value of the core deposit intangible ($23.7 million) and trust account intangible ($1.1 million) acquired and a $4.4 million covenant not to compete. These identified intangible assets are assumed to have a life of 5 years for the CDI, 10 years for the trust intangible, and 3 years for the covenant. The CDI and trust intangible are amortized using the sum-of-the-years digits method and the covenant is straight line.
(9)	Represents reduction in prepaid asset of BSB Bank retirement plan as required by purchase accounting. This plan has been frozen.
(10)	Represents the estimated fair market value adjustment relating to certificates of deposits. The adjustment is assumed to amortize over the expected lives of the certificates (approximately 12 months) and will be shown as an increase to interest expense on deposits.
(11)	Represents the estimated fair market value adjustment relating to borrowings. The adjustment is assumed to accrete over the expected lives of the borrowings (approximately 5 years) and will be shown as a decrease to interest expense on borrowings.
(12)	Represents the estimated income tax effects of the estimated purchase accounting adjustments. The estimated income tax effect is calculated based on a marginal rate of 39.875%. The income tax effect is reflected in income tax expense during the period that the related purchase accounting adjustments are assumed to be accreted or amortized.
(13)	Purchase accounting adjustment to the BSB Bank post-retirement benefits plan.
(14)	Pro forma adjustments to eliminate BSB Bancorp equity. Also includes adjustment to reflect issuance of 20,270,464 shares of stock as follows
(in thousands)
Common
		Stock	A.P.I.C.
	Shares issued to BSB shareholders	$ 2	$ 202,703
	Value of options exchanged	-	17,858
	Eliminate BSB Bancorp equity	(119)	(47,524)
	Pro forma adjustment	$ (117)	$ 173,037
(15)	Represents accretion of $2.3 million discount on securities available-for-sale over approximately 4.5 years, using the level yield method.
(16)	Reduction in pension and post-retirement expense as a result of pension plan freeze and other changes.
(17)	BSB Bancorp historical weighted average number of shares outstanding as adjusted for the 3.6:1 merger exchange ratio used in the calculation of earnings per share are as follows:
For Year Ended December 31, 2003
Weighted Average Shares Outstanding
			Less: 40%	BSB Bancorp
		Historical	Exchanged	Shares to be	Adjusted
		BSB Bancorp	for Cash	Exchanged	BSB Bancorp
	Basic EPS	9,209,058	(3,683,623)	5,525,435	19,891,566
	Diluted EPS	9,380,036	(3,752,014)	5,628,022	20,260,879

For Three Months Ended March 31, 2004
Weighted Average Shares Outstanding
			Less: 40%	BSB Bancorp
		Historical	Exchanged	Shares to be	Adjusted
		BSB Bancorp	for Cash	Exchanged	BSB Bancorp
	Basic EPS	9,329,022	(3,731,609)	5,597,413	20,150,687
	Diluted EPS	9,629,036	(3,851,614)	5,777,422	20,798,719

(18)	The weighted average number of shares outstanding used to calculate pro forma consolidated earnings per share are as follows:

For Year Ended December 31, 2003
Weighted Average Shares Outstanding
		Historical	Shares	Shares
		Partners	Issued in	Issued in
		Trust	Conversion	Merger	Pro Forma
	Basic EPS	13,531,672	26,389,467	19,891,566	46,281,033
	Diluted EPS	13,749,174	26,813,639	20,260,879	47,074,518

For Three Months Ended March 31, 2004
Weighted Average Shares Outstanding
		Historical	Shares	Shares
		Partners	Issued in	Issued in
		Trust	Conversion	Merger	Pro Forma
	Basic EPS	13,588,719	26,500,720	20,150,687	46,651,407
	Diluted EPS	13,931,211	27,168,648	20,798,719	47,967,367

(19)	Adjustments to record estimated interest income to be earned on the net proceeds of the offering will be recorded as incurred. In accordance with
Article 11 of Regulation S-X, such adjustments are not reflected in the Pro Forma Income Statements and related per share calculations.
(20)	Non-interest expenses do not include anticipated cost savings.
(21)	The following table summarizes the estimated impact of the amortization and accretion of the purchase accounting adjustments made in connection with the merger on Partners Trust's results of operations for the next five years (in thousands):
Net
	Year ending	Amortization
	December 31,	(pre-tax)
	2005	$ 8,675
	2006	6,576
	2007	5,539
	2008	3,026
	2009	1,046

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 29, 2004 PARTNERS TRUST FINANCIAL GROUP, INC.

By: /s/ Steven A. Covert

Name: Steven A. Covert

Title: Executive Vice President, Chief Operating Officer and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No. Description

2.1 Agreement and Plan of Merger, dated as of December 23, 2003, by and among Partners Trust Financial Group, Inc., SBU Bank, the Company, Partners Trust, MHC, and BSB Bancorp, Inc., incorporated by reference to Exhibit 2.3 to the Company's Registration Statement on Form S-1 filed with the SEC on February 27, 2004 (File No. 333-113119)

23.1 Consent of KPMG LLP

23.2 Consent of PricewaterhouseCoopers LLP

99.1 Press release, dated July 14, 2004.